UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	August 30, 2017

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On August 30, 2017, Gail L. Warden announced his retirement from the Board of Directors of National Research Corporation (the “Company”) effective immediately. Mr. Warden’s retirement is not due to any dispute or disagreement with the Company. A copy of the Company’s press release on Mr. Warden’s retirement is filed as Exhibit 99 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits. The following exhibit is being filed herewith:

          (99)       Press Release of National Research Corporation, dated August 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2017

NATIONAL RESEARCH CORPORATION

By:     /s/ Kevin R. Karas

Kevin R. Karas

Senior Vice President Finance, Chief Financial

Officer, Treasurer and Secretary

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated August 30, 2017

Exhibit
Number

(99)            Press Release of National Research Corporation, dated August 30, 2017.